RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

33.	RELATED PARTY TRANSACTIONS

a) Transactions with Golar Partners and subsidiaries:

Net revenues/expenses: The following revenues and expenses presented below have largely been eliminated upon consolidation of Golar Partners through to December 13, 2012:

(in thousands of $)	2012	2011	2010
Transactions with Golar Partners and subsidiaries:
Management and administrative services fees* (i)	2,876	1,576	—
Ship management fees* (ii)	4,222	4,146	3,826
Interest income on vendor financing loan - Golar Freeze (iii)	11,921	3,085	—
Interest income on vendor financing loan - NR Satu* (iv)	4,737	—	—
Interest income on high-yield bonds* (v)	575	—	—
Interest income on Golar Energy loan (vi)	829	—	—
Total	25,160	8,807	3,826

* The net effect to the Company's consolidated statement of operations for the year ended December 31, 2012 was an aggregate income of $1.5 million.

Receivables (payables): The balances with Golar Partners and subsidiaries as of December 31, 2012 and 2011 consisted of the following:

(in thousands of $)	2012	2011*
Trading balances due to Golar and affiliates (vii)	2,031	3,235
Golar LNG vendor financing loan (iii)	—	(222,310)
High-yield bonds (v)	34,953	—
	36,984	(219,075)

*The balances with Golar Partners and subsidiaries as of December 31, 2011 were eliminated upon consolidation.

(i) Management and administrative services agreement - On March 30, 2011, Golar Partners entered into a management and administrative services agreement with Golar Management, a wholly-owned subsidiary of Golar, pursuant to which Golar Management will provide to Golar Partners certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management’s costs and expenses incurred in connection with providing these services. Golar Partners may terminate the agreement by providing 120 days written notice.

(ii) Ship management fees - Golar and certain of its affiliates charged ship management fees to Golar Partners for the provision of technical and commercial management of the vessels. Each of Golar Partners’ vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by certain affiliates of Golar, including Golar Management and Golar Wilhelmsen AS ("Golar Wilhelmsen"), a partnership that is jointly controlled by Golar and by Wilhelmsen Ship Management (Norway) AS.

(iii) Vendor financing loan - Golar Freeze - In October 2011, in connection with the purchase of the Golar Freeze, Golar Partners entered into a financing loan agreement with Golar for an amount of $222.3 million. The facility is unsecured and bears interest at a fixed rate of 6.75% per annum payable quarterly. The loan is non-amortizing with a final balloon payment of $222.3 million due in October 2014. The loan was repaid in October 2012.

(iv) Vendor financing loan - NR Satu - In July 2012, in connection with the purchase of the NR Satu, Golar Partners entered into a financing loan agreement with Golar for an amount of $175 million. Of this amount, $155 million has been drawn down in July 2012. A further $20 million is available for drawdown until July 2015. The facility is unsecured and bears interest at a fixed rate of 6.75% per annum payable quarterly. The loan is non-amortizing with a final balloon payment for the amount drawn down due within three years from the date of draw down. The loan was repaid in December 2012.

(v) High-yield bonds - In October 2012, Golar Partners completed the issuance of NOK1,300 million in senior unsecured bonds that mature in October 2017. The aggregate principal amount of the bonds is equivalent to approximately $227 million. Of this amount, approximately $35 million was issued to Golar.

(vi) Golar Energy loan - In January 2012, Golar LNG (Singapore) Pte. Ltd. ("Golar Singapore"), the subsidiary which holds the investment in PTGI, drew down $25 million on its loan agreement entered into in December 2011 with Golar Energy. The loan was unsecured, repayable on demand and bears interest at the rate of 6.75% per annum payable on a quarterly basis. In connection with the acquisition of the subsidiaries that own and operate the NR Satu, all amounts payable to Golar Energy by the subsidiaries acquired by Golar Partners, including Golar Singapore, were extinguished.

(vii) Trading balances -Receivables and payables with Golar Partners and its subsidiaries are comprised primarily of unpaid management fees, advisory and administrative services.  In addition, certain receivables and payables arise when the Company pays an invoice on behalf of a related party and vice versa.  Receivables and payables are generally settled quarterly in arrears. Trading balances due from Golar Partners and its subsidiaries are unsecured, interest-free and intended to be settled in the ordinary course of business. They primarily relate to recharges for trading expenses paid on behalf of Golar Partners including ship management and administrative service fees due to Golar.

Other transactions:

a) $20 million revolving credit facility: On April 13, 2011, Golar Partners entered into a $20 million revolving credit facility with Golar. The facility matures in December 2014 and is unsecured and interest-free. As of December 31, 2012, Golar Partners had not borrowed under the facility.

b) Dividends to non-controlling interests:

(in thousands of $)	2012	2011	2010
Faraway Maritime Shipping Company	1,800	2,400	3,120
Golar Partners	30,282	10,132	—
	32,082	12,532	3,120

Faraway Maritime Shipping Company owns the vessel, the Golar Mazo.  Golar Partners held a 60% equity interest in the Company, with the remaining 40% interest held by CPC Corporation, Taiwan.

In April 2011, the Company's ownership interest in its former subsidiary fell to 65.4%.  Further to Golar Partners follow-on equity offerings in 2012, the Company's ownership interest fell to 54.1% as of December 31, 2012.

Accordingly, since its IPO in April 2011, Golar Partners had declared and paid quarterly distributions amounting to $47.3 million and $19.1 million to the Company in each of the years ended December 31, 2012 and 2011, respectively.

c) Disposals to Golar Partners: Since Golar Partners' IPO in April 2011, the Company has disposed of equity interests in certain subsidiaries which own or lease and operate the Golar Freeze, the NR Satu and the Golar Grand to Golar Partners. These transactions were deemed to be concluded between entities under common control and, thus the gain on disposal was recorded as an equity transaction (see note 30). Pursuant to the deconsolidation of Golar Partners from December 13, 2012, commencing with the disposal of interests in its subsidiary in Golar Maria in February 2013, the Company will recognize a gain in its consolidated statement of operations.

d) Golar Grand option: In connection with the disposal of the Golar Grand in November 2012, the Company entered into an Option Agreement with Golar Partners. Under the Option Agreement, in the event BG does not extend their charter for the vessel for an additional three years, Golar Partners has an option to require the Company to charter-in the Golar Grand under a time charter expiring in October 2017.

Indemnifications and guarantees:

e) Tax lease indemnifications: Under the Omnibus Agreement, Golar has agreed to indemnify Golar Partners in the event of any liabilities in excess of scheduled or final settlement amounts arising from the Methane Princess leasing arrangement and the termination thereof.

In addition, to the extent Golar Partners incurs any liabilities as a consequence of a successful challenge by the UK Revenue Authorities with regard to the initial tax basis of the transactions relating to any of the UK tax leases or in relation to the lease restructuring terminations in 2010, the Company has agreed to indemnify Golar Partners.

The maximum possible amount in respect of the tax lease indemnification is unknown as the determination of this amount is dependent on the Company's intention of terminating this lease and the various market factors present at the point of termination.  As of December 31, 2012, the Company provided for $11.5 million in respect of the tax lease indemnification to Golar Partners (refer to note 5).

f) Environmental and other indemnifications: Under the Omnibus Agreement, Golar has agreed to indemnify Golar Partners until April 13, 2016, against certain environmental and toxic tort liabilities with respect to the assets that Golar contributed or sold to Golar Partners to the extent arising prior to the time they were contributed or sold. However, claims are subject to a deductible of $0.5 million and an aggregate cap of $5 million.

In addition, pursuant to the Omnibus Agreement, Golar agreed to indemnify Golar Partners for any defects in title to the assets contributed or sold to Golar Partners and any failure to obtain, prior to April 13, 2011, certain consents and permits necessary to conduct Golar Partner's business, which liabilities arise within three years after the closing of its IPO on April 13, 2011.

g) Performance guarantees: The Company issued performance guarantees to third party charterers in connection with the Time Charter Party agreements entered into with the vessel operating entities who are now subsidiaries of Golar Partners. These performance guarantees relate to the Golar Spirit, the Golar Freeze, the Methane Princess, the Golar Winter and the Golar Mazo.

The maximum potential exposure in respect of the performance guarantees issued by the Company is unknown as these matters cannot be absolutely determined.  The likelihood of triggering the performance guarantees is remote based on the past performance of the Company's fleet.

h) Debt guarantee: The debt guarantees were issued by Golar to third party banks in respect of certain secured debt facilities relating to Golar Partners and subsidiaries.  The liability is being amortized over the remaining term of the respective debt facilities with the credit recognized in "Other financial items".

As of December 31, 2012, the Company guaranteed $544.6 million of Golar Partner's long-term debt and capital lease obligations, net of restricted cash.  All of the facilities and lease obligations guaranteed by Golar are secured on specific vessels.  As at December 31, 2012, these vessels have higher market values than the carrying amounts of the facilities and capital lease obligations to which the vessels are secured against.

i) Legal claim: Refer to discussion in note 35 - NR Satu related claim.

Omnibus Agreement

In connection with the IPO of Golar Partners, the Company entered into an Omnibus Agreement with Golar Partners governing, among other things, when the Company and Golar Partners may compete against each other as well as rights of first offer on certain FSRUs and LNG carriers. Under the Omnibus Agreement, Golar Partners and its subsidiaries agreed to grant a right of first offer on any proposed sale, transfer or other disposition of any vessel it may own. Likewise, the Company agreed to grant a similar right of first offer to Golar Partners for any vessel under a charter for five or more years, that it may own. These rights of first offer will not apply to a (a) sale, transfer or other disposition of vessels between any affiliated subsidiaries, or pursuant to the terms of any current or future charter or other agreement with a charter party or (b) merger with or into, or sale of substantially all of the assets to, an unaffiliated third-party. In addition, as described further, the Omnibus agreement provides for certain indemnities to Golar Partners in connection with the assets transferred from the Company.

b) Net (expenses) income (due to) from other related parties (excluding Golar Partners):

(in thousands of $)	2012	2011	2010
Frontline Ltd. and subsidiaries ("Frontline") (i)	(325)	(972)	(984)
Seatankers Management Company Limited ("Seatankers") (i)	31	(64)	(62)
Ship Finance AS ("Ship Finance") (i)	4	190	161
Bluewater Gandria (ii)	—	125	—
Golar Wilhelmsen (iii)	—	(2,816)	—
World Shipholding (iv)	(2,961)	(2,302)	(532)

Receivables (payables) from related parties (excluding Golar Partners):

(in thousands of $)	2012	2011
World Shipholding
- Loan (iv)	—	(80,000)
- Other (v)	—	(21,134)
Frontline	(143)	181
Seatankers	(12)	(44)
Ship Finance	2	48
Bluewater Gandria	—	125
	(153)	(100,824)

i. Net expense/income from Frontline, Seatankers and Ship Finance comprise fees for management support, corporate and insurance administrative services, net of income from supplier rebates and income from the provision of serviced offices and facilities.   Receivables and payables with related parties comprise primarily of unpaid management fees, advisory and administrative services.  In addition, certain receivables and payables arise when the Company pays an invoice on behalf of a related party and vice versa.  Receivables and payables are generally settled quarterly in arrears.   Frontline, Seatankers and Ship Finance and World Shipholding are each subject to significant influence or the indirect control of Trusts established by our chairman, John Fredriksen, for the benefit of his immediate family.

ii. Bluewater Gandria - In January 2012, the Company acquired the remaining 50% in its joint venture, Bluewater Gandria, which owns the vessel, the Gandria, for a total consideration of $19.5 million. As a result of this transaction, Bluewater Gandria is now a wholly-owned subsidiary of the Company. Refer to note 6 for further details of the acquisition. The charges to Bluewater for the year ended December 31, 2011 related to agency fees.

iii. As of December 31, 2012 the Company held a 60% ownership interest in Golar Wilhelmsen, which it accounts for using the equity method (see note 13).  Golar Wilhelmsen recharges management fees in relation to provision of technical and ship management services.

iv. World Shipholding revolving credit facility - Following the termination of the Company's $80 million credit facility with the Company's major shareholder, World Shipholding in March 2011, the Company entered into a new $80 million revolving credit facility with a company related to World Shipholding. The Company drew down a total amount of $80 million in the period to December 2011. In January 2012, February 2012 and May 2012, the revolving credit facility was extended to $145 million, $250 million and $120 million, respectively, without any further changes to the original terms of the facility. In July 2012, the facility was repaid in full with the proceeds received from Golar Partners from the sale of the companies that own and operate the NR Satu. The facility bears interest at LIBOR plus 3.5% together with a commitment fee of 0.75% of any undrawn portion of the credit facility. The facility is available until September 2013.

For each of the years ended December 31, 2012, 2011 and 2010, included within net expenses due to World Shipholding, include loan interest and commitment fees of $0.8 million, $1.9 million and $0.3 million, respectively.

v. Unpaid dividends to World Shipholding - the $21.1 million of unpaid dividends relating to 2011 were settled in March 2012 along with the interest accruing on the balance. The interest incurred on the unpaid dividends amounted to $0.2 million for the year ended December 31, 2012.